                                                                    Exhibit 99.1
                     SILVERADO FOODS, INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                                    March 31,
                                      1998
                                  (unaudited)


             ASSETS

                                                                           Historical     Sale of Bagel    Pro Forma
                                                                          Consolidated     Bar Business   Consolidated
                                                                                                (a)
                                                                          ------------     -----------    ------------
CURRENT ASSETS:
             Cash                                                         $        601     $       -      $        601
             Accounts receivable, net                                        2,319,053             -         2,319,053
             Inventories, net                                                1,240,876        (257,994)        982,882
             Prepaid expenses and other                                        435,808             -           435,808
                                                                          ------------    ------------    ------------
                  Total current assets                                       3,996,338        (257,994)      3,738,344
                                                                          ------------    ------------    ------------

NET ASSETS HELD FOR SALE                                                     2,108,043                       2,108,043

NOTES RECEIVABLE                                                             1,133,582       2,458,750       3,592,332

PROPERTY, PLANT AND EQUIPMENT, net                                           6,904,595      (2,690,720)      4,213,875
GOODWILL AND OTHER INTANGIBLES, net                                          3,194,840        (508,362)      2,686,478
                                                                          ------------    ------------    ------------
                  Total assets                                            $ 17,337,398    $   (998,326)   $ 16,339,072
                                                                          ============    ============    ============

             LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
             Current maturities of long-term debt                         $ 14,103,154     $       -      $ 14,103,154
             Short-term notes payable                                          475,000                         475,000
             Trade accounts payable                                          5,418,622        (257,994)      5,160,628
             Accrued liabilities                                             3,062,910                       3,062,910
             Other liabilities                                                 290,273                         290,273
                                                                          ------------    ------------    ------------
                  Total current liabilities                                 23,349,959        (257,994)     23,091,965
                                                                          ------------    ------------    ------------

LONG-TERM DEBT, less current maturities                                      5,565,032                       5,565,032
OTHER                                                                           39,110                          39,110
COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' DEFICIT
             Common stock, $.01 par value, 20,000,000 shares authorized        117,018                         117,018
                  11,701,757 issued, 11,674,762 outstanding
             Warrants                                                           51,159                          51,159
             Additional paid-in-capital                                     28,910,127                      28,910,127
             Accumulated deficit                                           (40,630,355)       (740,332)    (41,370,687)
                                                                          ------------    ------------    ------------
                                                                           (11,552,051)       (740,332)    (12,292,383)
             Less: Treasury stock                                              (64,652)            -           (64,652)
                                                                          ------------    ------------    ------------
                  Total shareholders' deficit                              (11,616,703)       (740,332)    (12,357,035)
                                                                          ------------    ------------    ------------
                         Total liabilities and shareholders' deficit      $ 17,337,398    $   (998,326)   $ 16,339,072
                                                                          ============    ============    ============




              The accompanying notes are an integral part of these
                       consolidated financial statements.

                     SILVERADO FOODS, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                    FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                  (unaudited)

                                                       Historical    Sale of Bagel  Pro Forma        Pro Forma
                                                      Consolidated   Bar Business  Adjustments      Consolidated
                                                                         (a)           (b)
                                                      -----------    -----------    -----------    -------------
NET SALES                                             $ 5,179,117    $ 1,484,306    $       -      $   3,694,811
COST OF SALES                                           3,460,355        998,997            -          2,461,358
                                                      -----------    -----------    -----------    -------------
     Gross profit                                       1,718,762        485,309            -          1,233,453
                                                      -----------    -----------    -----------    -------------

OPERATING EXPENSES:
     General and administrative                           664,181        139,488                         524,693
     Selling and marketing                                996,014        397,917         58,625          539,472
     Depreciation                                          37,193         13,925                          23,268
     Amortization of goodwill and other intangibles       190,574         65,318                         125,256
     Loss on adjustment to carrying value               2,125,443      2,125,443            -                -
                                                      -----------    -----------    -----------    -------------
                                                        4,013,405      2,742,091         58,625        1,212,689
                                                      -----------    -----------    -----------    -------------

OPERATING LOSS                                         (2,294,643)    (2,256,782)       (58,625)          20,764

OTHER INCOME (EXPENSE):
     Interest                                            (637,873)                                      (637,873)
     Accretion of debenture discount                      (66,666)                                       (66,666)
     Other, net                                            (6,620)                                        (6,620)
                                                      -----------    -----------    -----------    -------------
                                                         (711,159)           -              -           (711,159)
                                                      -----------    -----------    -----------    -------------
     LOSS FROM CONTINUING OPERATIONS                   (3,005,802)    (2,256,782)       (58,625)        (690,395)
                                                      -----------    -----------    -----------    -------------
DISCONTINUED OPERATIONS                                       -
     Operating Loss                                      (118,727)                                      (118,727)
     Loss on Disposal                                  (1,231,013)                                    (1,231,013)
                                                      -----------    -----------    -----------    -------------
LOSS FROM DISCONTINUED OPERATIONS                      (1,349,740)           -              -         (1,349,740)
                                                      -----------    -----------    -----------    -------------
     NET LOSS                                         $(4,355,542)    (2,256,782)       (58,625)      (2,040,135)
                                                      ===========    ===========    ===========    =============

BASIC LOSS PER SHARE FROM:

   CONTINUING OPERATIONS                              $     (0.20)   $     (0.15)   $     (0.00)   $       (0.05)
   DISCONTINUED OPERATIONS                                  (0.01)           -              -              (0.01)
   LOSS ON DISPOSAL                                         (0.08)           -              -              (0.08)
                                                      -----------    -----------    -----------    -------------
NET LOSS PER SHARE                                    $     (0.29)   $     (0.15)   $     (0.00)   $       (0.14)
                                                      ===========    ===========    ===========    =============

DILUTED LOSS PER SHARE FROM:

   CONTINUING OPERATIONS                              $     (0.26)   $     (0.19)   $     (0.01)   $       (0.06)
   OPERATING LOSS FROM DISCONTINUED OPERATIONS              (0.01)           -              -              (0.01)
   LOSS ON DISPOSAL                                         (0.11)           -              -              (0.11)
                                                      -----------    -----------    -----------    -------------

NET LOSS PER SHARE                                    $     (0.38)   $     (0.19)   $     (0.01)   $       (0.18)
                                                      ===========    ===========    ===========    =============


              The accompanying notes are an integral part of these
                       consolidated financial statements.

                     SILVERADO FOODS, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                       Unaudited
                                                                     ---------------------------------------------
                                                                     Sale of Bagel     Pro Forma       Pro Forma
                                                       Historical     Bar Business    Adjustments       Company
                                                      Consolidated         (a)            (b)         Consolidated
                                                      ------------    ------------    ------------    ------------
NET SALES                                             $ 23,890,141    $  8,769,986                    $ 15,120,155
COST OF SALES                                           19,492,693       7,915,008                      11,577,685
                                                      ------------    ------------    ------------    ------------
     Gross profit                                        4,397,448         854,978             -         3,542,470
                                                      ------------    ------------    ------------    ------------

OPERATING EXPENSES:
     General and administrative                          3,942,493         508,409             -         3,434,084
     Selling and marketing                               4,434,757       1,809,744         435,686       2,189,327
     Unusual charges                                     3,500,000             -                         3,500,000
     Depreciation                                          144,502          48,478             -            96,024
     Amortization of goodwill and other intangibles        912,279         281,347             -           630,932
                                                      ------------    ------------    ------------    ------------
                                                        12,934,031       2,647,978         435,686       9,850,367
                                                      ------------    ------------    ------------    ------------

OPERATING LOSS                                          (8,536,583)     (1,793,000)       (435,686)     (6,307,897)

OTHER INCOME (EXPENSE):
     Interest                                           (1,939,298)          1,071                      (1,940,369)
     Accretion of debenture discount                    (1,150,000)                                     (1,150,000)
     Other, net                                           (195,965)       (119,015)                        (76,950)
                                                      ------------    ------------    ------------    ------------
                                                        (3,285,263)       (117,944)            -        (3,167,319)
                                                      ------------    ------------    ------------    ------------

     LOSS FROM CONTINUING OPERATIONS                   (11,821,846)     (1,910,944)       (435,686)     (9,475,216)

DISCONTINUED OPERATIONS
     Operating Loss                                     (3,458,216)                                     (3,458,216)
     Loss on Disposal                                   (3,221,602)                                     (3,221,602)
                                                      ------------    ------------    ------------    ------------
LOSS FROM DISCONTINUED OPERATIONS                       (6,679,818)            -               -        (6,679,818)
                                                      ------------    ------------    ------------    ------------

     NET LOSS                                         $(18,501,664)   $ (1,910,944)   $   (435,686)   $(16,155,034)
                                                      ============    ============    ============    ============

BASIC LOSS PER SHARE FROM:

   CONTINUING OPERATIONS                              $      (1.11)   $      (0.18)   $      (0.04)   $      (0.89)
   OPERATING LOSS FROM DISCONTINUED OPERATIONS               (0.32)            -               -             (0.32)
   LOSS ON DISPOSAL                                          (0.30)            -               -             (0.30)

                                                      ============    ============    ============    ============
NET LOSS PER SHARE                                    $      (1.73)   $      (0.18)   $      (0.04)   $      (1.51)
                                                      ============    ============    ============    ============

DILUTED:

   CONTINUING OPERATIONS                              $      (1.36)   $      (0.22)   $      (0.05)   $      (1.09)
   OPERATING LOSS FROM DISCONTINUED OPERATIONS               (0.39)            -               -             (0.39)
   LOSS ON DISPOSAL                                          (0.37)            -               -             (0.37)
                                                      ------------    ------------    ------------    ------------

NET LOSS PER SHARE                                    $      (2.12)   $      (0.22)   $      (0.05)   $      (1.85)
                                                      ============    ============    ============    ============




              The accompanying notes are an integral part of these
                       consolidated financial statements.

                             SILVERADO FOODS, INC.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)

(1)  Basis of Presentation

The pro forma consolidated statements of income for the year ended December 31, 1997 and the three months ended March 31, 1998 have been prepared assuming the bagel bar business, its related manufacturing facilities and certain inventories were sold on January 1, 1997. The pro forma consolidated statements of income do not reflect any non-recurring charges or credits resulting directly from this transaction. The pro forma consolidated balance sheet at March 31, 1998 has been prepared assuming this sale occurred on March 31, 1998.

The pro forma adjustments are based upon available information and certain assumptions that management of the Company believes are reasonable. The pro forma consolidated financial statements do not purport to represent what the Company's financial position or results of operations actually would have been had such transactions in fact occurred on the dates indicated. These pro forma consolidated financial statements and the notes thereto should be read in conjuction with the Company's 1997 consolidated financial statements and the notes thereto.

(2)  Dispositions

On June 12, 1998, the Company disposed of its bagel bar business, the related manufacturing facilities and equipment, and certain inventories. The business was sold to the Gourmet Specialty Bakers, Inc. for total consideration of $3,750,000, including a note of approximately $2,500,000, the assumption of certain liabilities of approximately $250,000, and the potential of an additional earn-out and royalties of approximately $1,250,000 if certain sales and distribution targets are met. The note receivable is due and payable on November 30, 1998, and in lieu of interest on such note, a royalty of 2.5% of net existing sales will be payable to the Company. The note receivable has been discounted by approximately $41,000 to reflect the difference between interest imputed at 10% and the expected royalty payments to be made.

(3)  Pro Forma Adjustments- Statements of Income

The following describes the adjustments made to reflect the transactions described above as of the dates indicated in Note 1.

(a) These adjustments reflect the reduction of the operating revenues and expenses for the sale of the Bagel Bar business.

(b) The pro forma sales and marketing expenses have been adjusted to reflect the reduction in customer promotional expenses and corporate marketing expenses which would have resulted had the Company disposed of the bagel bar business as of the dates indicated in Note 1.

(4) Pro Forma Adjustments--Balance Sheet

(a) These adjustments reflect the sale of the Bagel Bar Business and the receipt of the note receivable and assumption of certain liabilities in consideration for the sale.